UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Triloma EIG Energy Income Fund – Term I
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Triloma EIG Energy Income Fund - Term I

201 North New York Avenue

Suite 200

Winter Park, FL 32789

July [14], 2017

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the Triloma EIG Energy Income Fund — Term I (the “Fund”). The Board of Trustees of the Fund has called a special meeting of shareholders of the Fund scheduled for [Monday, August 21], 2017, at [201 North New York Avenue, Suite 200, Winter Park, FL 32789], at [9:00 a.m.] Eastern Time (the “Meeting”).

It is important that you vote all proxies you receive.

The attached Proxy Statement relates to the following proposals that will be considered and acted upon at the Meeting:

(1)            To approve the adoption of a distribution plan for the Fund in all ways meeting the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, as though the Fund were currently subject to such rule; and

(2)            To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of Trustees of the Fund recommends that you vote “FOR” the Proposal.

Proposal 1 will be voted on by all shareholders of the Fund. Detailed information about the Proposal is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on [Monday, August 21], 2017. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account. Please be sure to vote each account by utilizing one of the methods described on the Proxy Card or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call Broadridge Financial Solutions, Inc. (“Broadridge”) at 855-601-2251.

Sincerely,

/s/ Deryck A. Harmer
Deryck A. Harmer
President & Chief Executive Officer

Triloma EIG Energy Income Fund - Term I

Triloma EIG Energy Income Fund - Term I

201 North New York Avenue

Suite 200

Winter Park, FL 32789

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [AUGUST 21], 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that Triloma EIG Energy Income Fund - Term I (the “Fund”) will hold a special meeting of shareholders at [201 North New York Avenue, Suite 200, Winter Park, FL 32789], on [Monday, August 21], 2017, at [201 North New York Avenue, Suite 200, Winter Park, FL 32789], at [9:00 a.m.] Eastern Time (the “Meeting”). Please contact Broadridge at 855-601-2251 if you have any questions relating to attending the Meeting in person. The Meeting will be held for the following purposes:

(1)            To approve the adoption of a distribution plan for the Fund in all ways meeting the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, as though the Fund were currently subject to such rule; and

(2)            To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof with respect to the Fund if you owned shares of the Fund at the close of business on [June 30], 2017 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Special Meeting of Shareholders to be held on [August 21], 2017.

This proxy statement is available at www.proxyvote.com.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/ Hope L. Newsome
Hope L. Newsome
Secretary
July [14], 2017

Triloma EIG Energy Income Fund - Term I

201 North New York Avenue

Suite 200

Winter Park, FL 32789

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [AUGUST 21], 2017

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF TRILOMA EIG ENERGY INCOME FUND — TERM I (THE “FUND”), TO BE VOTED AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MONDAY, AUGUST 21], 2017 AT [201 NORTH NEW YORK AVENUE, SUITE 200, WINTER PARK, FL 32789], AT [9:00 A.M.] EASTERN TIME (THE “MEETING”) FOR THE PURPOSE SET FORTH BELOW AND DESCRIBED IN GREATER DETAIL IN THIS PROXY STATEMENT. (The meeting and any adjournment or postponement of the meeting are referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of the Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Fund on or about July [14], 2017.

The following proposals will be considered and acted upon at the Meeting:

PROPOSAL

(1)            To approve the adoption of a distribution plan for the Fund in all ways meeting the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, as though the Fund were currently subject to such rule; and

(2)            To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof with respect to the Fund if you owned shares of the Fund at the close of business on [June 30], 2017 (the “Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal to adopt the proposed distribution plan for the Fund (the “Proposal”). To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated Proxy Card, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum at the Meeting for purposes of the proposal with respect to the Fund.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for the Fund is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting of the Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal with respect to the Fund are not received, proxies would be voted in favor of one or more adjournments of the Meeting with respect to such Proposal to permit further solicitation of proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of stockholders of the Fund. Pursuant to the Fund’s bylaws, the chairman of the Fund’s Meeting or an officer of the Fund also hold the previously described powers with respect to adjournment.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

The Fund’s most recent annual report, including financial statements, for the Fund’s most recent fiscal year has been mailed previously to shareholders. If you would like to receive additional copies of the Fund’s most recent annual report free of charge, or copies of any subsequent shareholder report, please make the request in writing to the Fund at 201 North New York Avenue, Suite 200, Winter Park, FL 32789, or call the Fund at (407) 636-7115. You can also obtain the annual reports and semi-annual reports for the Fund by visiting and www.trilomaenegery.com/term.

PROPOSAL 1

TO APPROVE THE ADOPTION OF A DISTRIBUTION PLAN FOR TRILOMA EIG ENERGY INCOME FUND - TERM I IN ALL WAYS MEETING THE REQUIREMENTS OF RULE 12B-1

Proposal Overview and Board Recommendation

Triloma EIG Energy Income Fund — Term I (the “Fund”) is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940 (the “1940 Act”). Unlike an open-end fund, the Fund is not required by law to adopt and maintain a plan of distribution specifying payments made out of the Fund’s assets in support of distribution-related activities.  Nonetheless, in the interest of providing (i) greater clarity regarding the terms of such payments and the services the Fund and/or shareholders will receive, (ii) enhanced oversight by the Board of Trustees (the “Board”) and (iii) greater certainty to shareholders regarding the distribution expenses that the Fund may bear, management of the Fund has recommended, and the Board has approved and recommended that shareholders approve the adoption of a plan of distribution (the “Distribution Plan”). In connection with the proposed adoption of the Distribution Plan, there are no proposed changes to the expenses the Fund would bear or the payments it would make to Triloma Securities, LLC (the “Dealer Manager”) or any other party.

The proposed adoption of the Distribution Plan was approved by the Board of the Fund, including a majority of Trustees who are not “interested persons,” as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to it (“Independent Trustees”), at a meeting duly called and held on May 12, 2017.  The Distribution Plan will become effective with respect to the Fund upon approval by the shareholders.

The Board has determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders by, as detailed above, providing greater certainty, clarity and protection to the shareholders, and accordingly recommends that shareholders vote in favor of this approval.

You may find a form of the Distribution Plan attached as Exhibit A hereto.

Description of the Distribution Plan

The following summary of the Distribution Plan is qualified in its entirety by reference to the form of the Distribution Plan attached to this Proxy Statement as Exhibit A.

Payments

The proposed Distribution Plan authorizes payments from the Fund’s assets for a variety of services with respect to the Fund’s shares (“Shares”), including any type of activity that is primarily intended to result in the sale of the Shares, as well as shareholder and administrative services.  The Distribution Plan provides that the Fund may pay to the Dealer Manager and other broker-dealers, financial institutions and/or intermediaries (collectively, the “Selling Agents”), as compensation for providing distribution and shareholder servicing fees accrued daily and paid monthly under the Distribution Plan at annualized rate of 1.00% of the Fund’s net asset value, of which 0.75% is a distribution fee and 0.25% is a shareholder servicing fee.

Services for Which Payments May be Used

Distribution Fee

The Fund may direct the allocation or reallocation of the distribution fee to pay for services in connection with any activities undertaken or expenses incurred by the Selling Agents primarily intended to result in the sale of the Shares, which services may include, but are not limited to: (i) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Shares; (ii) compensation to, and expenses (including overhead and telephone expenses) of, brokers, dealers, financial institutions or others who sell Shares ; (iii) printing of prospectuses, statements of additional information and reports for other than existing shareholders; (iv) preparation, printing and distribution of sales literature and advertising materials provided to the Fund’s shareholders and prospective shareholders; (v) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (vi) provision of facilities to answer questions from prospective investors about Shares; (vii) complying with federal and state securities laws pertaining to the sale of Shares; (viii) assisting investors in completing application forms and selecting dividend and other account options; (ix) providing of other reasonable assistance in connection with the distribution of Shares; (x) organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; and (xi) such other distribution and service activities as the Fund determines may be paid for by the Fund pursuant to the terms of the Distribution Plan and in accordance with Rule 12b-1; provided that if the Securities and Exchange Commission determines that any of the foregoing services are not permissible under Rule 12b-1, any payments for such activities will automatically cease. The foregoing discussion is qualified by reference to the provisions of the Distribution Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

Shareholder Servicing Fee

The Fund also may direct the allocation or reallocation of the shareholder servicing fee to pay for expenses incurred by it in engaging third parties to provide individual services to the shareholders. Such shareholder services and related expenses relate to activities for which service fees may be paid as contemplated by the Conduct Rules of the Financial Industry Regulatory Authority, which are administrative support services, not primarily intended to result in the sale of Shares.  Such shareholder services include, but are not limited to: (i) responding to customer inquiries of a general nature regarding the Fund; (ii) crediting distributions from the Fund to customer accounts; (iii) arranging for bank wire transfer of funds to or from a customer’s account; (iv) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (v) forwarding prospectuses, Statements of Additional Information, tax notices and annual and semi-annual reports to beneficial owners of Fund shares; (vi) assisting the Fund in establishing and maintaining shareholder accounts and records; (vii) assisting customers in changing account options, account designations and account addresses, and (viii) providing such other similar services as the Fund may reasonably request to the extent an authorized service provider is permitted to do so under applicable statutes, rules, or regulations.

Termination and Board reporting

The Distribution Plan provides that it will continue in full force and effect for so long as such continuance is specifically approved at least annually by a vote of a majority of the Board, including the vote of a majority of the Independent Trustees based on a finding that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.  The Board will receive, at least quarterly, a written report from Dealer Manager showing expenditures under the Distribution Plan for the Fund.  The Board may amend the Distribution Plan from time to time, but any amendment that would increase materially the amount spent by the Fund for distribution would require a vote of a majority  (as such term is defined in the 1940 Act) of the outstanding voting securities of that Fund.

In addition, the Distribution Plan may be terminated at any time without penalty by a vote of a majority of the outstanding shares of the Fund or a majority of the Independent Trustees on not more than 60 days’ written notice.

Evaluation by the Board of Trustees

In considering whether to approve the Proposal, the Board requested and evaluated such information as it deemed necessary to make an informed determination as to whether the Distribution Plan should be implemented.  On the basis of the factors addressed below, and in the exercise of its reasonable business judgment, and in light of its fiduciary duties, the Board of the Fund concluded that the Distribution Plan is reasonably likely to benefit the Fund and its shareholders and is in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, have unanimously approved the Distribution Plan.  In reaching its conclusion, the Board of the Fund considered a number of factors, including the following:

•                  the terms of the Distribution Plan are consistent with the Fund’s current arrangements;

•                  there will be no fee increases or changes in connection with the adoption of the Distribution Plan;

•                  the Distribution Plan provides greater certainty and protection to the shareholders and greater clarity regarding the services to be provided to the Fund and/or shareholders;

•                  the effects of the Distribution Plan on existing shareholders; and

•                  in its annual review of the Distribution Plan, the Board will consider the continued appropriateness of the Distribution Plan, including the level of payments provided for therein.

REQUIRED VOTE

Approval of the Proposal requires the affirmative vote of “a majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund. Under the 1940 Act, the vote of “a majority of the outstanding securities” of the Fund means the vote (i) of 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) of more than 50% of the shares, whichever is less. Abstentions and broker non-votes (i.e., shares held in the name of a broker or nominee for which an executed proxy is received, but which have not been voted because the broker or nominee does not have discretionary voting power and voting instructions have not been received from the beneficial owner) will not be considered votes cast and, for purposes of clause (i) above, will have the same effect as votes cast against the proposal. Shareholders of the Fund are entitled to one vote per share of the Fund as of the Record Date and a proportionate fractional vote with respect to any fractional shares, if any.

If shareholders of the Fund approve the Distribution Plan, the Distribution Plan will become effective as of the date of such approval.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Fund on or about July [14], 2017. Only shareholders of record as of the close of business on the Record Date, June 30, 2017, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the approval of the adoption of the proposed Distribution Plan. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposal listed above.

The Advisor, Triloma Energy Advisors, LLC (the “Advisor”), the sub-advisor, EIG Credit Management Company, LLC (together with the Advisor, the “Advisors”), and certain parties associated with and/or employed by the Advisors (collectively, the “Affiliated Shareholders”) have irrevocably committed pursuant to a voting agreement to “mirror vote” any shares of the Fund they hold, and will cast their votes in the same proportion FOR and AGAINST the Proposal or ABSTAIN from voting thereon as the votes cast by all other shareholders of the Fund.  Because the Affiliated Shareholders own a significant portion of the Fund’s outstanding shares, the mirror voting arrangement described above could result in the Proposal being approved with only a relatively small absolute number of other shareholders voting in the affirmative.

Quorum

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum at the Meeting.

Shareholder Information

As of the close of business on the Record Date, Triloma EIG Energy Income Fund — Term I had [147,288.941] common shares outstanding.  A list of the shareholders who own more than 5% of the outstanding Shares of the Fund as of June 30, 2017, is attached hereto as Exhibit B.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of share ownership as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the proxy card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your bank or broker indicating that you held shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record —A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date (see “Holders of record” above).

Valid proxy holders for holders in street name— A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the bank or broker indicating that the holder in street name held shares as of the Record Date.

Guests — Admission of persons to the meeting who are not shareholders is subject to space limitations and to the sole discretion of management.

ADJOURNMENTS

In the event that sufficient votes to approve the Proposal are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned if the adjourned meeting is held no later than 120 days after the record date. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against the Proposal. In addition, abstentions will effectively be a vote against adjournment, for which the required vote is a percentage of the shares present and entitled to vote at the Meeting. As described above in the section entitled “Adjournments,” broker non-votes will have no effect on votes to adjourn the Meeting.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Fund, the Advisor and their affiliates or by proxy soliciting firms retained by the Fund. The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone and facsimile. By contract, Broadridge, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. The cost of Broadridge’s services is expected to be approximately $7,387.82. In addition, the Fund may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the shareholder meeting, including expenses related to conducting this proxy and the costs of solicitation, will be borne by the Fund.

As the meeting date approaches, shareholders of the Fund may receive a call from a representative of the Advisor or Broadridge if the Fund has not yet received their vote. Authorization to permit the Advisor or Broadridge to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the Advisor or Broadridge representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to the Advisor or Broadridge by the Fund, the Advisor or Broadridge representative has the responsibility to explain the process, read the proposal listed on the Proxy Card, and ask for the shareholder’s instructions on each proposal. The representative of the Advisor or Broadridge although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Advisor or Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the Advisor or Broadridge will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call the Advisor or Broadridge immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

EXHIBIT A

DISTRIBUTION PLAN

WHEREAS, Triloma EIG Energy Income Fund — Term I (the “Fund”) is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940 (the “Act”); and

WHEREAS, the Fund employs Triloma Securities LLC (the “Dealer Manager”) as distributor of the securities of which it is the issuer; and

WHEREAS, the Fund and the Dealer Manager have entered into a Dealer Manager Agreement pursuant to which the Fund has employed the Dealer Manager in such capacity during the continuous offering of shares of the Fund; and

WHEREAS, the Fund desires to adopt this Distribution Plan with respect to the shares of beneficial interest (the “Shares”) of the Fund; and

NOW, THEREFORE, the Fund hereby adopts, and the Dealer Manager hereby agrees to the terms of, this distribution plan (the “Plan”) on the following terms and conditions:

1.    The Fund may pay to the Dealer Manager and other affiliated broker-dealers, unaffiliated broker-dealers, financial institutions and/or intermediaries as compensation for the provision of services provided and expenses incurred relating to the offering of Shares, fees as set forth in Schedule A hereto, as may be amended from time to time.  Such fees shall be calculated, accrued daily and paid monthly or at such other intervals as the Fund and the Dealer Manager shall mutually agree.

2a.    The Fund may direct the allocation or reallocation of the distribution fee set forth in Section A of this Plan to pay for services in connection with any activities undertaken or expenses incurred by the Dealer Manager, its affiliates or participating broker dealers and/or financial advisors primarily intended to result in the sale of the Shares, which services may include, but are not limited to: (i) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell the Shares; (ii) compensation to, and expenses (including overhead and telephone expenses) of, brokers, dealers, financial institutions or others who sell the Shares; (iii) printing of prospectuses, statements of additional information and reports for other than existing shareholders; (iv) preparation, printing and distribution of sales literature and advertising materials provided to the Fund’s shareholders and prospective shareholders; (v) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (vi) provision of facilities to answer questions from prospective investors about Fund shares; (vii) complying with federal and state securities laws pertaining to the sale of Fund shares; (viii) assisting investors in completing application forms and selecting dividend and other account options; (ix) providing of other reasonable assistance in connection with the distribution of Fund shares; (x) organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; and (xi) such other distribution and service activities as the Fund determines may be paid for by the Fund pursuant to the terms of this Plan and in accordance with Rule 12b-1 of the Act; provided that if the Securities and Exchange Commission determines that any of the foregoing services are not permissible under Rule 12b-1, any payments for such activities will automatically cease.

2b.    The Fund may direct the allocation or reallocation of the shareholder servicing fee set forth in Section A of this Plan to pay for expenses incurred by it in engaging third parties to provide individual services to the shareholders. Such shareholder services and related expenses relate to activities for which service fees may be paid as contemplated by the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), which are administrative support services, not primarily intended to result in the sale of Shares.  Such shareholder services include, but are not limited to: (i) responding to customer inquiries of a general nature regarding the Fund; (ii) crediting distributions from the Fund to customer accounts; (iii) arranging for bank wire transfer of funds to or from a customer’s account; (iv) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (v) forwarding prospectuses, Statements of Additional Information, tax notices and annual and semi-annual reports to beneficial owners of Fund shares; (vi) assisting the Fund in establishing and maintaining shareholder accounts and records; (vii) assisting customers in changing account options, account designations and account addresses, and (viii) providing such other similar services as the Fund may reasonably request to the extent the an authorized service provider is permitted to do so under applicable statutes, rules, or regulations.

3.    This Plan must be approved, together with any related agreements, by votes of a majority of both (a) the Fund’s Board of Trustees and (b) those Trustees of the Fund who are not “interested persons” of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the “Independent Trustees”), cast in person at a meeting (or meetings) called for the purpose of voting on such approval.  Further, prior to effectiveness, the Plan must be approved by a vote of at least a majority of the outstanding voting securities of the Fund.

4.    After approval as set forth in Paragraph 3, and any other approvals required pursuant to the Act and Rule 12b-1 thereunder, this Plan shall continue in full force and effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Paragraph 3 hereof.

5.    The Dealer Manager shall provide to the Board of Trustees, at least quarterly, a written report of the amounts expended under the Plan.

6.    This Plan may be terminated at any time without penalty by the vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Shares on not more than 60 days’ written notice. This Plan shall terminate automatically upon assignment.

7.    This Plan may not be amended to increase materially the amount payable hereunder, unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of such Shares, and no material amendment to this Plan shall be made unless approved and renewed in the manner provided in Paragraph 3 hereof.

8.    While this Plan is in effect, the selection and nomination of those Trustees who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Trustees then in office who are not interested persons of the Fund.

9.    The Dealer Manager may direct that all or any part of the amounts receivable by it under this Plan be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide distribution and/or shareholder services. All payments made hereunder pursuant to the Plan shall be in accordance with the terms and limitations of the FINRA Conduct Rules.

10.    The Fund shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Paragraph 5 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

11.    The obligations of the Fund hereunder are not personally binding upon, nor shall be held to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only to the Fund’s property shall be bound.

12.    These terms and conditions shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the Dealer Manager have executed this Plan as of the day and year set forth below.

Dated: [  ], 2017

TRILOMA EIG ENERGY INCOME FUND — TERM I

By:
Name:	Deryck A. Harmer
Title:	Chief Executive Officer

TRILOMA SECURITIES, LLC

By:
Name:	Nick S. Dolya
Title:	President

SCHEDULE A

Distribution Fee	Shareholder Servicing Fee
An annualized rate of 0.75% of per share net asset value	An annualized rate of 0.25% of per share net asset value

EXHIBIT B

PRINCIPAL SHAREHOLDERS OF THE FUND

As of June 30, 2017, the following persons were the owners of more than 5% of the outstanding Shares of the Fund. Shareholders indicated with an (*) below are a subsidiary or affiliate of Triloma Financial Group LLC or EIG Partners.

Triloma EIG Energy Income Fund — Term I

Name	Address	Percentage of Ownership in the Fund
[EIG Separate Investments LP*]	[1700 Pennsylvania Avenue NW, Washington DC 20006-4700]	[ ]	%
[Triloma Energy Advisors LLC*]	[201 N New York Avenue, Suite 200, Winter Park, FL 32789-3178]	[ ]	%

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E31141-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain ! ! ! 1.To approve the adoption of a distribution plan for the Fund in all ways meeting the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, as though the Fund were currently subject to such rule; and 2.To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting and Proxy Statement is available at www.proxyvote.com. E31142-TBD Triloma EIG Energy Income Fund - Term I SPECIAL MEETING OF SHAREHOLDERS August 21, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Deryck A. Harmer and Hope E. Newsome as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Triloma EIG Energy Income Fund – Term I to be held at 201 North New York Avenue, Suite 250, Winter Park, FL 32789, at 9:00 a.m. Eastern Time (the "Meeting"), and any adjournments or postponements thereof, all shares of beneficial interest ("Shares") on the proposal set forth on the reverse. This proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Fund an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting. PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. V.2 200